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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  June 25, 2004

                               PURCHASESOFT, INC.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


         0-11791                                           13-2897997
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

             2091 Business Center Drive, Suite 100, Irvine, CA 92612
             -------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (949) 263-0910
                                 --------------


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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

On June 23, 2004 Netshare Solutions, GmbH filed temporary insolvency at Amstsgericht Hannover, No. 905 IN 693/01 -8-. This voluntary filing was made upon the request of Lars Baumann, Managing Director. The Temporary Insolvency Manager is Lawyer Udo Mueller, Georgstr.

The Company will use this status to complete a restructuring as it awaits a large contract and continues to raise additional capital.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PURCHASESOFT, INC.





BY: /S/ STEVEN A. FLAGG
    ----------------------------------------
    NAME:  STEVEN A. FLAGG
    TITLE: PRESIDENT AND CHIEF EXECUTIVE OFFICER
           (PRINCIPAL EXECUTIVE OFFICER)




Dated: June 25, 2004

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